EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Emmanuel T. Hernandez, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Cypress Semiconductor Corporation on Form 10-Q for the fiscal quarter ended March 28, 2004, fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Cypress Semiconductor Corporation.

                               By: /s/ Emmanuel T. Hernandez
                               -------------------------------------------------
                               Title: Vice President, Finance and Administration
                                      and Chief Financial Officer

                               Date:  May 7, 2004